UNUM - VA III (SEC, subacct inception date)

===============================================================================================================================
                                                                        One Quarter
-------------------------------------------------------------------------------------------------------------------------------
                            Small Cap     Index     Growth II   Balanced    Growth I    Asst. Mgr.   Equity Income   Soc. Resp.
-------------------------------------------------------------------------------------------------------------------------------
Fund Value                  $  942.15
Fee                         $    0.57
-------------------------------------------------------------------------------------------------------------------------------
Surr Charge                 $    0.00
Final Value                 $  941.58
Cumulative Return              -5.842%
Annualized Return             -21.398%
-------------------------------------------------------------------------------------------------------------------------------

Calculation of Previous Quarter's Return

Final Value Quarter One = 1,000 * (31-Dec-97 Unit Value/30-Sep-97 Unit Value) - Annual Fee - Surrender Charge
Cumulative Return = Final Value Quarter One/1,000 - 1
Annualized Return = (Final Value Quarter One/1,000)_4 - 1
-------------------------------------------------------------------------------------------------------------------------------
Date                        Small Cap     Index     Growth II   Balanced    Growth I    Asst. Mgr.   Equity Income   Soc. Resp.
-------------------------------------------------------------------------------------------------------------------------------
                09/30/97    18.714800
-------------------------------------------------------------------------------------------------------------------------------
                12/31/97    17.632200
-------------------------------------------------------------------------------------------------------------------------------
===============================================================================================================================
===============================================================================================================================
                                                                       Year To Date
-------------------------------------------------------------------------------------------------------------------------------
                            Small Cap     Index     Growth II   Balanced    Growth I    Asst. Mgr.   Equity Income   Soc. Resp.
-------------------------------------------------------------------------------------------------------------------------------
Fund Value                  $1,153.48
                            ---------------------------------------------------------------------------------------------------
Fee                         $    0.57
-------------------------------------------------------------------------------------------------------------------------------
Surr Charge                 $    0.00
                            ---------------------------------------------------------------------------------------------------
Final Value                 $  941.58
                            ---------------------------------------------------------------------------------------------------
Annualized Return              -5.842%
-------------------------------------------------------------------------------------------------------------------------------

Calculation of Year to Date Return

Final Value Year to Date = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee - Surrender Charge
Annualized Return = Final Value Year to Date/1,000 - 1
-------------------------------------------------------------------------------------------------------------------------------
Date                        Small Cap     Index     Growth II   Balanced    Growth I    Asst. Mgr.   Equity Income   Soc. Resp.
-------------------------------------------------------------------------------------------------------------------------------
                12/31/96    15.286100
-------------------------------------------------------------------------------------------------------------------------------
                12/31/97    17.632200
-------------------------------------------------------------------------------------------------------------------------------
===============================================================================================================================
===============================================================================================================================
Separate Account L - Standardized 1 Year Returns

One Year Returns Period Ending 12/31/97
-------------------------------------------------------------------------------------------------------------------------------
                            Small Cap     Index     Growth II   Balanced    Growth I    Asst. Mgr.   Equity Income   Soc. Resp.
-------------------------------------------------------------------------------------------------------------------------------
Fund Value                  $1,153.48
                            ---------------------------------------------------------------------------------------------------
Fee                         $    0.63
-------------------------------------------------------------------------------------------------------------------------------
Surr Charge                 $    0.00
                            ---------------------------------------------------------------------------------------------------
Final Value                 $1,152.85
                            ---------------------------------------------------------------------------------------------------
Annualized Return              15.285%
-------------------------------------------------------------------------------------------------------------------------------

Calculation of Annual Return

Final Value = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee - Surrender Charge
Annualized Return = Final Value/1,000 - 1
-------------------------------------------------------------------------------------------------------------------------------
Date                        Small Cap     Index     Growth II   Balanced    Growth I    Asst. Mgr.   Equity Income   Soc. Resp.
-------------------------------------------------------------------------------------------------------------------------------
                12/31/96    15.286100
-------------------------------------------------------------------------------------------------------------------------------
                12/31/97    17.632200
-------------------------------------------------------------------------------------------------------------------------------
===============================================================================================================================
===============================================================================================================================
Three-Year Return
-------------------------------------------------------------------------------------------------------------------------------
                            Small Cap     Index     Growth II   Balanced    Growth I    Asst. Mgr.   Equity Income   Soc. Resp.
-------------------------------------------------------------------------------------------------------------------------------
One Year                    $1,278.32


                            ---------------------------------------------------------------------------------------------------
Fee                         $    0.82
                            ---------------------------------------------------------------------------------------------------
Final Value                 $1,277.50
-------------------------------------------------------------------------------------------------------------------------------
Two Year                    $1,471.44
                            ---------------------------------------------------------------------------------------------------
Fee                         $    0.90
                            ---------------------------------------------------------------------------------------------------
Final Value                 $1,470.55
-------------------------------------------------------------------------------------------------------------------------------
Three Year                  $1,696.25
                            ---------------------------------------------------------------------------------------------------
Fee                         $    0.93
-------------------------------------------------------------------------------------------------------------------------------
Surr Charge                 $    0.00
                            ---------------------------------------------------------------------------------------------------
Final Value                 $1,695.32
                            ---------------------------------------------------------------------------------------------------
Cumulative Return              69.532%
                            ---------------------------------------------------------------------------------------------------
Annualized Return              19.239%
-------------------------------------------------------------------------------------------------------------------------------

Calculation of Three Year Return

Final Value Year One = 1,000 * (31-Dec-95 Unit Value/31-Dec-94 Unit Value) - Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-96 Unit Value/31-Dec-95 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit Value) - Annual Fee Year Three - Surrender Charge
Cumulative Return = Final Value Year Five/1000 - 1
Annualized Return = (Final Value for Year Five/1,000) _ (1/3) - 1
-------------------------------------------------------------------------------------------------------------------------------
Date                        Small Cap     Index     Growth II   Balanced    Growth I    Asst. Mgr.   Equity Income   Soc. Resp.
-------------------------------------------------------------------------------------------------------------------------------
                 12/31/94   10.381800
-------------------------------------------------------------------------------------------------------------------------------
                 12/31/95   13.271300
-------------------------------------------------------------------------------------------------------------------------------
                 12/31/96   15.286100
-------------------------------------------------------------------------------------------------------------------------------
                 12/31/97   17.632200
-------------------------------------------------------------------------------------------------------------------------------
===============================================================================================================================
===============================================================================================================================
Separate Account L - Standardized Lifetime Returns
                                                                         Lifetime
-------------------------------------------------------------------------------------------------------------------------------
                            Small Cap     Index     Growth II   Balanced    Growth I    Asst. Mgr.   Equity Income   Soc. Resp.
-------------------------------------------------------------------------------------------------------------------------------
Four Years Prior            $1,031.28
                            ---------------------------------------------------------------------------------------------------
Fee                             $0.72
                            ---------------------------------------------------------------------------------------------------
Final Value                 $1,030.55
-------------------------------------------------------------------------------------------------------------------------------
Three Years Prior           $1,317.38
                            ---------------------------------------------------------------------------------------------------
Fee                             $0.77
                            ---------------------------------------------------------------------------------------------------
Final Value                 $1,316.61
-------------------------------------------------------------------------------------------------------------------------------
Two Years Prior             $1,516.50
                            ---------------------------------------------------------------------------------------------------
Fee                             $0.83
                            ---------------------------------------------------------------------------------------------------
Final Value                 $1,515.67
-------------------------------------------------------------------------------------------------------------------------------
One Year Prior              $1,748.29
                            ---------------------------------------------------------------------------------------------------
Fee                             $0.86
                            ---------------------------------------------------------------------------------------------------
Period (Years)                   3.67
-------------------------------------------------------------------------------------------------------------------------------
Surr Charge                     $0.00
                            ---------------------------------------------------------------------------------------------------
Final Value                 $1,747.42
                            ---------------------------------------------------------------------------------------------------
Cumulative Return              74.742%
                            ---------------------------------------------------------------------------------------------------
Annualized Return              16.433%
-------------------------------------------------------------------------------------------------------------------------------

Calculation of Lifetime Return

Final Value Year One = 1,000 * (31-Dec-94 Unit Value/02-May-94 Unit Value) - Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-95 Unit Value/31-Dec-94 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-96 Unit Value/31-Dec-95 Unit Value) - Annual Fee Year Three
Final Value Year Four  = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit Value) - Annual Fee Year Four - Surrender Charge
Cumulative Return = Final Value for Last Year/1000 - 1
Annualized Return = (Final Value for Last Year/1,000) _ (1/Period) - 1
-------------------------------------------------------------------------------------------------------------------------------
Date                        Small Cap     Index     Growth II   Balanced    Growth I    Asst. Mgr.   Equity Income   Soc. Resp.
-------------------------------------------------------------------------------------------------------------------------------
Inception Date               05/02/94
-------------------------------------------------------------------------------------------------------------------------------
Inception Date Unit Value   10.000000
-------------------------------------------------------------------------------------------------------------------------------
                 12/31/94   10.381800
-------------------------------------------------------------------------------------------------------------------------------
                 12/31/95   13.271300
-------------------------------------------------------------------------------------------------------------------------------
                 12/31/96   15.286100
-------------------------------------------------------------------------------------------------------------------------------
                 12/31/97   17.632200
-------------------------------------------------------------------------------------------------------------------------------
===============================================================================================================================